Exhibit 10.17

[*]: THE IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THE AGREEMENT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Private & Confidential	Execution Version
Dated 31 January 2025

SEAHAWK TWO, LTD.
(as Borrower)

NCL CORPORATION LTD.
(as Parent)

NCL INTERNATIONAL, LTD.
(as Shareholder)

NCL (BAHAMAS) LTD.
(as Charterer)

THE LENDERS LISTED IN SCHEDULE 1
(as Lenders)

KFW IPEX-BANK GMBH
(as Facility Agent)

KFW IPEX-BANK GMBH
(as Hermes Agent)

KFW IPEX-BANK GMBH
(as Bookrunner)

KFW IPEX-BANK GMBH
(as Initial Mandated Lead Arranger)

KFW IPEX-BANK GMBH
(as Collateral Agent)

and

KFW IPEX-BANK GMBH
(as Cirr Agent)

NINTH SUPPLEMENTAL AGREEMENT

RELATING TO THE SECURED CREDIT AGREEMENT
DATED 14 JULY 2014, AS MOST RECENTLY AMENDED AND RESTATED ON 15 JUNE 2023 AND AS MOST RECENTLY AMENDED ON 30 November 2023 FOR THE DOLLAR EQUIVALENT OF UP TO €748,685,000 PRE AND POST DELIVERY FINANCE FOR HULL NO. [*]

Contents

ClausePage

1 Definitions2

2 Agreement of the Finance Parties3

3 Amendments to the Original Credit Agreement3

4 Representations and warranties3

5 Conditions4

6 Confirmations5

7 Fees, costs and expenses5

8 Miscellaneous and notices6

9 Applicable law6

Schedule 1 The Lenders8

Schedule 2 Conditions precedent to Effective Date9

Schedule 3 Form of Effective Date Notice11

Schedule 4 Amendments to the Original Credit Agreement11

THIS NINTH SUPPLEMENTAL AGREEMENT is dated 31 January 2025 and made BETWEEN:

(1)	SEAHAWK TWO, LTD., an exempted company incorporated with limited shares under the laws of Bermuda with its registered office at Park Place, 55 Par la Ville Road, Hamilton HM11, Bermuda (the Borrower);
(2)	NCL CORPORATION LTD., an exempted company incorporated with limited shares under the laws of Bermuda and having its registered office at Park Place, 55 Par la Ville Road, Hamilton HM11, Bermuda as guarantor (the Parent);
(3)	NCL INTERNATIONAL, LTD., an exempted company incorporated with limited shares under the laws of Bermuda and having its registered office at Park Place, 55 Par la Ville Road, Hamilton HM11, Bermuda as shareholder (the Shareholder);
(4)	NCL (BAHAMAS) LTD., an exempted company incorporated with limited shares under the laws of Bermuda and having its registered office at Park Place, 55 Par la Ville Road, Hamilton HM11, Bermuda as bareboat charterer (the Charterer);
(5)	THE LENDERS particulars of which are set out in Schedule 1 (The Lenders) as lenders (collectively the Lenders and each individually a Lender);
(6)	KFW IPEX-BANK GMBH of Palmengartenstrasse 5-9, 60325 Frankfurt am Main, Germany as facility agent (the Facility Agent);
(7)	KFW IPEX-BANK GMBH of Palmengartenstrasse 5-9, 60325 Frankfurt am Main, Germany as Hermes agent (the Hermes Agent);
(8)	KFW IPEX-BANK GMBH of Palmengartenstrasse 5-9, 60325 Frankfurt am Main, Germany as bookrunner (the Bookrunner);
(9)	KFW IPEX-BANK GMBH of Palmengartenstrasse 5-9, 60325 Frankfurt am Main, Germany as initial mandated lead arranger (the Initial Mandated Lead Arranger);
(10)	KFW IPEX-BANK GMBH of Palmengartenstrasse 5-9, 60325 Frankfurt am Main, Germany as collateral agent for itself and the Lenders (as hereinafter defined) (the Collateral Agent); and
(11)	KFW IPEX-BANK GMBH of Palmengartenstrasse 5-9, 60325 Frankfurt am Main, Germany as CIRR agent (the CIRR Agent).

WHEREAS:

(A)	This Agreement is supplemental to a credit agreement dated 14 July 2014 as most recently amended and restated on 15 June 2023 and as most recently amended on 30 November 2023 (the Original Credit Agreement) made between, amongst others, the Borrower, the banks named therein as lenders and the Facility Agent, where the Lenders granted to the Borrower a secured loan in the maximum amount of the dollar equivalent of up to Euro seven hundred and forty eight million, six hundred and eighty five thousand (€748,685,000) (the Loan) for the purpose of enabling the Borrower to finance (among other things) the construction of the Vessel (as such term is defined in the Original Credit Agreement) on the terms and conditions therein contained.
(B)	The Borrower and the Parent have requested that the Original Credit Agreement be amended on the basis set out in this Agreement and the Lenders have agreed to such amendment.

NOW IT IS HEREBY AGREED as follows:

1Definitions
1.1	Defined expressions

Words and expressions defined in the Original Credit Agreement shall, unless the context otherwise requires or unless otherwise defined herein, have the same meanings when used in this Agreement.

1.2	Definitions

In this Agreement, unless the context otherwise requires:

Credit Agreement means the Original Credit Agreement as amended by this Agreement;

Effective Date means the date on which the Facility Agent notifies the Borrower and the Lenders in writing substantially in the form set out in Schedule 3 (Form of Effective Date Notice) that the Facility Agent has received the documents and evidence specified in clause 5.1 (Documents and evidence), clause 5.2 (General conditions precedent) and Schedule 2 (Conditions precedent to Effective Date) in a form and substance reasonably satisfactory to it (and provided that the Facility Agent shall be under no obligation to give the notification if a Default or a mandatory prepayment event under Section 4.02 of the Credit Agreement shall have occurred);

Finance Party means the Facility Agent, the Hermes Agent, the Collateral Agent, the CIRR Agent or a Lender; and

Obligor means the Borrower, the Parent, the Shareholder and the Charterer.

1.3	References

References in:

(a)	this Agreement to Sections of the Credit Agreement are to the Sections of the Original Credit Agreement;
(b)	references in the Original Credit Agreement to "this Agreement" shall, with effect from the Effective Date and unless the context otherwise requires, be references to the Original Credit Agreement as amended by this Agreement and words such as "herein", "hereof", "hereunder", "hereafter", "hereby" and "hereto", where they appear in the Original Credit Agreement, shall be construed accordingly; and
(c)	this Agreement to any defined terms shall have meanings to be equally applicable to both the singular and plural forms of the terms defined and references to this Agreement or any other document (or to any specified provision of this Agreement or any other document) shall be construed as references to this Agreement, that provision or that document as from time to time amended, restated, supplemented and/or novated.
1.4	Clause headings

The headings of the several clauses and sub-clauses of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

1.5	Electronic signing

The parties acknowledge and agree that they may execute this Agreement and any variation or amendment to the same, by electronic instrument.  The parties agree that the electronic signatures appearing on the document shall have the same effect as handwritten signatures and the use of an electronic signature on this Agreement shall have the same validity and legal effect as the use of a signature affixed by hand and is made with the intention of authenticating this

Agreement, and evidencing the parties' intention to be bound by the terms and conditions contained herein.  For the purposes of using an electronic signature, the parties authorise each other to the lawful processing of personal data of the signers for contract performance and their legitimate interests including contract management.

1.6	Contracts (Rights of Third Parties) Act 1999

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or enjoy the benefit of any term of this Agreement unless expressly provided to the contrary in this Agreement.  Notwithstanding any term of this Agreement, the consent of any person who is not a party to this Agreement is not required to rescind or vary this Agreement at any time.

2Agreement of the Finance Parties

The Finance Parties, relying upon the representations and warranties on the part of the Obligors contained in clause 4 (Representations and warranties), agree with the Borrower that, subject to the terms and conditions of this Agreement and in particular, but without prejudice to the generality of the foregoing, fulfilment of the conditions contained in clause 5 (Conditions) and Schedule 2 (Conditions precedent to Effective Date), the Original Credit Agreement shall be amended on the terms set out in clause 3 (Amendments to the Original Credit Agreement).

3Amendments to the Original Credit Agreement
3.1	Amendments

The Original Credit Agreement shall, with effect on and from the Effective Date, be (and it is hereby) amended in accordance with the amendments set out in Schedule 4 (Amendments to the Original Credit Agreement) and (as so amended) and will continue to be binding upon the parties to it in accordance with its terms as so amended.

3.2	Continued force and effect

Save as amended by this Agreement, the provisions of the Original Credit Agreement shall continue in full force and effect and the Original Credit Agreement and this Agreement shall be read and construed as one instrument.

4Representations and warranties
4.1	Primary representations and warranties

Each of the Obligors represents and warrants to the Finance Parties that:

(a)	Power and authority

it has the power to enter into and perform this Agreement and the transactions contemplated hereby and has taken all necessary action to authorise the entry into and performance of this Agreement and such transactions.  This Agreement constitutes its legal, valid and binding obligations enforceable in accordance with its terms and in entering into this Agreement, it is acting on its own account;

(b)	No violation

the entry into and performance of this Agreement and the transactions contemplated hereby do not and will not conflict with:

(i)	any law or regulation or any official or judicial order; or

(ii)	its constitutional documents; or
(iii)	any agreement or document to which any member of the NCLC Group is a party or which is binding upon it or any of its assets, nor result in the creation or imposition of any Lien on it or its assets pursuant to the provisions of any such agreement or document and in particular but without prejudice to the foregoing the entry into and performance of this Agreement and the transactions and documents contemplated hereby and thereby will not render invalid, void or voidable any security granted by it to the Collateral Agent;
(c)	Governmental approvals

all authorisations, approvals, consents, licenses, exemptions, filings, registrations, notarisations and other matters, official or otherwise, required in connection with the entry into, performance, validity and enforceability of this Agreement and the transactions contemplated hereby have been obtained or effected and are in full force and effect;

(d)	Fees, governing law and enforcement

no fees or taxes, including, without limitation, stamp, transaction, registration or similar taxes, are required to be paid to ensure the legality, validity, or enforceability of this Agreement.  The choice of the laws of England as set forth in this Agreement is a valid choice of law, and the irrevocable submission by each Obligor to jurisdiction and consent to service of process and, where necessary, appointment by such Obligor of an agent for service of process, as set forth in this Agreement, is legal, valid, binding and effective;

(e)	True and complete disclosure

each Obligor has fully disclosed in writing to the Facility Agent all facts relating to such Obligor which it knows or should reasonably know and which might reasonably be expected to influence the Lenders in deciding whether or not to enter into this Agreement; and

(f)	Equal treatment

the terms of this Agreement and the amendments to be made to the Original Credit Agreement pursuant to this Agreement are substantially the same terms and amendments as those set out or to be set out in an amendment agreement to each other financial contract or financial document relating to any existing Indebtedness for Borrowed Money with the support of any ECA in existence as at the date of this Agreement and each of the Obligors undertakes that it shall on or before the Effective Date (or as soon as reasonably practicable thereafter) enter into an amendment agreement (with such amendments being on substantially the same terms as those set out in this Agreement and the Credit Agreement (as applicable) to each other financial contract or financial document relating to any existing Indebtedness for Borrowed Money with the support of any ECA in existence as at the date of this Agreement in order to substantially reflect the amendments to be made to the Original Credit Agreement pursuant to this Agreement.

4.2	Repetition of representations and warranties

Each of the representations and warranties contained in clause 4.1 (Primary representations and warranties) of this Agreement shall be deemed to be repeated by the Obligors on the Effective Date as if made with reference to the facts and circumstances existing on such day.

5Conditions
5.1	Documents and evidence

The agreement of the Finance Parties referred to in clause 2 (Agreement of the Finance Parties) shall be further subject to the receipt by the Facility Agent or its duly authorised representative of the documents and evidence specified in Schedule 2 (Conditions precedent to Effective Date) in each case, in form and substance reasonably satisfactory to the Facility Agent and its lawyers.

5.2	General conditions precedent

The agreement of the Finance Parties referred to in clause 2 (Agreement of the Finance Parties) shall be further subject to:

(a)	the representations and warranties in clause 4 (Representations and warranties) being true and correct on the Effective Date as if each was made with respect to the facts and circumstances existing at such time; and
(b)	no Event of Default or Default having occurred and continuing at the time of the Effective Date.
5.3	Conditions subsequent

The Borrower undertakes as soon as possible (but in any event within 10 days of the Effective Date) to deliver to the Facility Agent copies of the financing statements (Form UCC-1 or the equivalent) and the search results (Form UCC-11) prepared, filed and/or obtained by the Borrower's counsel, Kirkland & Ellis LLP, to the extent required, in connection with the amendment of the Original Credit Agreement pursuant to this Agreement.

5.4	Waiver of conditions precedent

The conditions specified in this clause 5 are inserted solely for the benefit of the Finance Parties and may be waived by the Finance Parties in whole or in part with or without conditions.

6Confirmations
6.1	Guarantee

The Parent as guarantor hereby confirms its consent to the amendments to the Original Credit Agreement contained in this Agreement and agrees that the guarantee and indemnity provided in Section 15 (Parent Guaranty) of the Original Credit Agreement, and the obligations of the Parent as guarantor thereunder, shall remain and continue in full force and effect notwithstanding the said amendments to the Original Credit Agreement contained in this Agreement.

6.2	Credit Documents

Each Obligor further acknowledges and agrees, for the avoidance of doubt, that:

(a)	each of the Credit Documents to which it is a party, and its obligations thereunder, shall remain in full force and effect notwithstanding the amendments made to the Original Credit Agreement by this Agreement;
(b)	each of the Security Documents to which it is a party shall remain in full force and effect as security for the obligations of the Borrower under the Credit Agreement; and
(c)	with effect from the Effective Date, references in the Credit Documents to which it is a party to the Credit Agreement shall henceforth be references to the Original Credit Agreement as amended by this Agreement and as from time to time hereafter amended.
7Fees, costs and expenses
7.1	Costs and expenses

The Borrower agrees to pay on demand:

(a)	all reasonable and documented expenses (including external legal and out-of-pocket expenses and disbursements) incurred by the Facility Agent or the Hermes Agent in connection with the negotiation, preparation, execution and, where relevant, registration of this Agreement and of any amendment or extension of or the granting of any waiver or consent under this Agreement;
(b)	all reasonable and documented expenses (including external legal and out-of-pocket expenses and disbursements) incurred by the CIRR Representative and any Lender in connection with the preparation, execution, delivery and administration, modification and amendment of any Refinancing Agreement and any security or other documents executed or to be executed and delivered as a consequence of the parties entering into this Agreement and any other documents to be delivered under this Agreement; and
(c)	all expenses (including legal and out-of-pocket expenses) incurred by the Finance Parties in contemplation of, or otherwise in connection with, the enforcement of, or preservation of any rights under this Agreement or otherwise in respect of the monies owing and obligations incurred under this Agreement, and all such costs and expenses shall be paid with interest at the rate referred to in Section 2.06 (Interest) of the Credit Agreement from the date on which such expenses were incurred to the date of payment (as well after as before judgment).

7.2	Value Added Tax

All fees and expenses payable pursuant to this clause 7 shall be paid together with VAT or any similar tax (if any) properly chargeable thereon.

7.3	Stamp and other duties

The Borrower agrees to pay to the Facility Agent on demand all stamp, documentary, registration or other like duties or taxes (including any duties or taxes payable by the Facility Agent) imposed on or in connection with this Agreement and shall indemnify the Facility Agent against any liability arising by reason of any delay or omission by the Borrower to pay such duties or taxes.

8Miscellaneous and notices
8.1	Notices

The provisions of Section 14.03 (Notices) of the Credit Agreement shall extend and apply to the giving or making of notices or demands hereunder as if the same were expressly stated herein with all necessary changes.

8.2	Counterparts

This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original but all counterparts shall together constitute one and the same instrument.

8.3	Further assurance

The provisions of Section 9.10(a) (Further Assurances) of the Credit Agreement shall extend and apply to this Agreement as if the same were expressly stated herein with all necessary changes.

9Applicable law
9.1	Law

This Agreement and any non-contractual obligations connected with it are governed by and shall be construed in accordance with English law.

9.2	Exclusive jurisdiction and service of process

The provisions of Section 14.07(b) and Section 16 (Bail-In) of the Credit Agreement shall apply to this Agreement as if the same were expressly stated herein with all necessary changes.

Without prejudice to any other mode of service allowed under any relevant law, each Obligor: (i) irrevocably appoints HT Corporate Services Limited, currently of 107 Cheapside, London EC2V 6DN, as its agent for service of process in relation to any proceedings before the English courts in connection with this Agreement and (ii) agrees that failure by an agent for service of process to notify it of the process will not invalidate the proceedings concerned.  If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Parent (on behalf of all the Obligors) must immediately (and in any event within five days of such event taking place) appoint another agent on terms acceptable to the facility agent.  Failing this, the Facility Agent may appoint another agent for this purpose.

This Agreement has been executed on the date stated at the beginning of this Agreement.

Schedule 1

Schedule 2

Schedule 3

Schedule 4
Amendments to the Original Credit Agreement

With effect on and from the Effective Date the Original Credit Agreement shall be, and shall be deemed by this Agreement to be, amended as follows:

1	In Section 1 (Definitions and Accounting Terms), the following definition shall be added in alphabetical order:

"Ninth Supplemental Agreement" means the amendment to this Agreement dated 31 January 2025 between, amongst others, the Borrower, the Facility Agent and the Collateral Agent.

2	In Section 1 (Definitions and Accounting Terms), the definition of “Supplemental Agreements” shall be deleted and replaced as follows:

“Supplemental Agreements” means the First Supplemental Agreement, the Second Supplemental Agreement, the Third Supplemental Agreement, the Fourth Supplemental Agreement, the Fifth Supplemental Agreement, the Sixth Supplemental Agreement, the Seventh Supplemental Agreement, the Eighth Supplemental Agreement and the Ninth Supplemental Agreement.

3	In Section 1 (Definitions and Accounting Terms), the definition of “Debt Deferral Extension Regular Monitoring Requirements” shall be deleted in its entirety.
4	Section 4.02(d)(ii)(C) (Mandatory Repayments and Commitment Reductions) shall be deleted and replaced as follows:

“(C) any Indebtedness for Borrowed Money or issuance of Capital Stock incurred or issued after December 31, 2023; provided that the proceeds raised from such incurrence of Indebtedness for Borrowed Money or the issuance of Capital Stock shall not be used in whole or in part for (x) any form of merger, sub-division, amalgamation, restructuring, consolidation, winding-up, dissolution or anything analogous thereto or acquisition of any entity, share capital or obligations of any corporation or other entity by any member of the NCLC Group (notwithstanding Section 10.02), or (y) the prepayment of any Indebtedness for Borrowed Money other than as permitted by Section 4.02(d)(v)(A) or (B) and except as permitted by Section 4.02(d)(ii)(A) and (E) for the purposes of refinancing such Indebtedness for Borrowed Money;”

5	Section 9.01(k) (Debt Deferral Extension – Regular Monitoring Requirements) shall be deleted and replaced as follows:

“Intentionally omitted”.

6	Section 14.07(c) (Governing Law; Exclusive Jurisdiction of English Courts; Service of Process) of the Credit Agreement shall be deleted and replaced as follows:

Without prejudice to any other mode of service allowed under any relevant law, each Credit Party (other than a Credit Party incorporated in England and Wales): (i) irrevocably appoints HT Corporate Services Limited, currently of 107 Cheapside, London EC2V 6DN, as its agent for service of process in relation to any proceedings before the English courts in connection with any Credit Document and (ii) agrees that failure by an agent for service of process to notify the relevant Credit Party of the process will not invalidate the proceedings concerned.  If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Parent (on behalf of all the Credit Parties) must immediately (and in any event within five days of such event taking place) appoint another agent on terms acceptable to the facility agent.  Failing this, the Facility Agent may appoint another agent for this purpose.

7	The attachments to Schedule 1.01(e) (Debt Deferral Extension – Regular Monitoring Requirements) shall be deleted and replaced as follows:

“Intentionally omitted”.

EXECUTION PAGES –
NINTH SUPPLEMENTAL AGREEMENT
(HULL NO. [*] (NORWEGIAN ENCORE))

The Borrower

SIGNED by )
for and on behalf of )/s/ Daniel S. Farkas
SEAHAWK TWO, LTD.)........................................
Authorised Signatory

The Parent

SIGNED by )
for and on behalf of )/s/ Daniel S. Farkas
NCL CORPORATION LTD.)........................................
Authorised Signatory

The Shareholder

SIGNED by )
for and on behalf of )/s/ Daniel S. Farkas
NCL INTERNATIONAL, LTD.)........................................
Authorised Signatory

The Charterer

SIGNED by )
for and on behalf of )/s/ Daniel S. Farkas
NCL (BAHAMAS) LTD.)........................................
Authorised Signatory

EXECUTION PAGES –
NINTH SUPPLEMENTAL AGREEMENT
(HULL NO. [*] (NORWEGIAN ENCORE))

The Facility Agent

SIGNED by )/s/ Claudia Coenenberg
for and on behalf of )/s/ André Tiele
KFW IPEX-BANK GMBH)........................................
Authorised Signatory

The Hermes Agent

SIGNED by )/s/ Claudia Coenenberg
for and on behalf of )/s/ André Tiele
KFW IPEX-BANK GMBH)........................................
Authorised Signatory

The Collateral Agent

SIGNED by )/s/ Claudia Coenenberg
for and on behalf of )/s/ André Tiele
KFW IPEX-BANK GMBH)........................................
Authorised Signatory

The CIRR Agent

SIGNED by )/s/ Claudia Coenenberg
for and on behalf of )/s/ André Tiele
KFW IPEX-BANK GMBH)........................................
Authorised Signatory

The Bookrunner

SIGNED by )/s/ Claudia Coenenberg
for and on behalf of )/s/ André Tiele
KFW IPEX-BANK GMBH)........................................
Authorised Signatory

The Initial Mandated Lead Arranger

SIGNED by )/s/ Claudia Coenenberg
for and on behalf of )/s/ André Tiele
KFW IPEX-BANK GMBH)........................................
Authorised Signatory

EXECUTION PAGES –
NINTH SUPPLEMENTAL AGREEMENT
(HULL NO. [*] (NORWEGIAN ENCORE))

The Lenders

SIGNED by )/s/ Bruno Cloquet
for and on behalf of )/s/ Damien Heymans
BNP PARIBAS FORTIS SA/NV)........................................
Authorised Signatory

SIGNED by )
for and on behalf of )/s/ Anne-Laure Orange
CRÉDIT AGRICOLE CORPORATE AND )/s/ Jérôme Leblond
INVESTMENT BANK)........................................
Authorised Signatory

SIGNED by )/s/ Lars Kalbakken
for and on behalf of )/s/ Marius Eriksen
DNB BANK ASA)........................................
Authorised Signatory

SIGNED by )
for and on behalf of )
HSBC CONTINENTAL EUROPE )/s/ Guy Woelfel
(FORMERLY HSBC FRANCE))........................................
Authorised Signatory

)
)/s/ François Duez
)........................................
Authorised Signatory

SIGNED by )/s/ Claudia Coenenberg
for and on behalf of )/s/ André Tiele
KFW IPEX-BANK GMBH)........................................
Authorised Signatory

SIGNED by )/s/ Maj-Britt Krejcir
for and on behalf of )/s/ Malcolm Stonehouse
SKANDINAVISKA ENSKILDA BANKEN AB (PUBL))........................................
Authorised Signatory

SIGNED by )
for and on behalf of )/s/ Sebastien Desjean
SOCIÉTÉ GÉNÉRALE)........................................
Authorised Signatory